SUPPLEMENT TO THE PROSPECTUS

TMK/United Funds, Inc. International Portfolio

This Supplement to the TMK/United Funds, Inc. Prospectus relates to your Advantage policy (Advantage I variable life or Advantage II variable annuity) issued by United Investors Life Insurance Company

The following information replaces the disclosure in the second to the last paragraph on page 37, under the section entitled "Management":

Henry J. Herrmann is responsible for the day-to-day management of the portfolio of the International Portfolio. Mr. Herrmann has held his Fund responsibilities since January 2, 1996. He is Vice President of the Fund; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; Senior Vice President and Chief Investment Officer of United Investors Management Company, and Vice President of each of the other investment companies for which WRIMCO serves as investment manager. Mr. Herrmann has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 15, 1971.

To be attached to the cover page of the Prospectus of TMK/United Funds, Inc. dated November 1, 1995.

This Supplement is dated January 3, 1996.

U-1117ED.1-96